EXHIBIT A

FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

A-1

Certificate No.	:	1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Initial Certificate Balance of this Certificate (“Denomination”)	:
Initial Certificate Balances of all Certificates of this Class	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	June 2035

A-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class [__]-A-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

A-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: ___________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

A-4

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class [__]-A-[___]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

A-5

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

A-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

____________________________________________________ Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

A-7

EXHIBIT B

FORM OF CLASS 5-M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

B-1

Certificate No.	:	1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Initial Certificate Balance of this Certificate (“Denomination”)	:
Initial Certificate Balances of all Certificates of this Class	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	June 2035

B-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class 5-M-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

B-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

B-4

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class 5-M-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

B-5

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

B-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

____________________________________________________ Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

B-7

EXHIBIT C

FORM OF CLASS C-B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

C-1

Certificate No.	:	1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Initial Certificate Balance of this Certificate (“Denomination”)	:
Initial Certificate Balances of all Certificates of this Class	:
Percentage Interest	:	100%
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	June 2035

C-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class C-B-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For C-B-4, C-B-5 and C-B-6 only] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M 1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M 2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to affect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust

C-3

Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

C-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

C-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class C-B-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

C-8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

____________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

C-9

EXHIBIT D-1

FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF “RESIDUAL INTERESTS” ISSUED BY “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

D-1-1

Certificate No.	:	1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Initial Certificate Balance of this Certificate (“Denomination”)	:
Initial Certificate Balances of all Certificates of this Class	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	June 2035

D-1-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class AR

evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that Credit Suisse First Boston LLC, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

Pursuant to Section 6.02(f) of the Agreement, no transfer of this Residual Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of this Residual Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this Residual Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted, the attempted transfer or acquisition of this Certificate shall be void and of no effect.

D-1-3

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

D-1-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By

Countersigned:

By
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

D-1-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class AR

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

D-1-6

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

D-1-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

____________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

D-1-8

EXHIBIT D-2

FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

D-2-1

Certificate No.	:	1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Initial Certificate Balance of this Certificate (“Denomination”)	:
Initial Certificate Balances of all Certificates of this Class	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	June 2035

D-2-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class AR-L

evidencing a percentage interest in the distributions allocable to the Class AR-L Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [__________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR-L Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

Pursuant to Section 6.02(f) of the Agreement, no transfer of this Residual Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of this Residual Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this Residual Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted, the attempted transfer or acquisition of this Certificate shall be void and of no effect.

D-2-3

Each Holder of this Class AR-L Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR-L Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR-L Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR-L Certificate must agree not to transfer an Ownership Interest in this Class AR-L Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR-L Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

D-2-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By __________________________________

Countersigned:

By ____________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

D-2-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class AR-L

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last day of the calendar month preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

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As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, the Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

____________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distributions:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

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EXHIBIT E

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

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Certificate No.	:	P-1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Percentage Interest		________%
CUSIP	:	007036 EL 6
Maturity Date	:	June 2035

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2,

Class P

evidencing a 100% Percentage Interest in the distributions allocable to the Class P Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _____________________________, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust

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Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth following the signature page hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

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IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: _______________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By ______________________________

Countersigned:

By ___________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2,

Class P

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage Trust 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

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As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

__________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

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EXHIBIT F

FORM OF CLASS 5-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

F-1

Certificate No.	:	1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Initial Notional Amount of this Certificate (“Denomination”)	:	$0
Initial Class Notional Amount of all Certificates of this Class	:	$0
Percentage Interest	:	100%
CUSIP	:
Pass-Through Rate	:	N/A
Maturity Date	:	June 2035

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class 5-X

evidencing a 100% Percentage Interest in the distributions allocable to the Class 5-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M 1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M 2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust

E-3

Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

E-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By ___________________________

Countersigned:

By __________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

E-5

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class 5-X

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

E-6

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

E-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

__________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

E-8

EXHIBIT G

FORM OF CLASS C-B-1X CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

G-1

Certificate No.	:	1
Cut-off Date	:	February 1, 2005
First Distribution Date	:	March 25, 2005
Initial Notional Amount of this Certificate (“Denomination”)	:	$
Initial Class Notional Amount of all Certificates of this Class	:	$
Percentage Interest	:	100%
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	June 2035

G-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class C-B-1X

evidencing a 100% Percentage Interest in the distributions allocable to the Class C-B-1X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer, servicer and back-up servicer and U.S. Bank National Association, as trustee, Wilshire Credit Corporation, as special servicer, Select Portfolio Servicing, Inc., as a servicer, and the other servicers that are signatories thereto. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

G-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.
as Trust Administrator

By ___________________________

Countersigned:

By ____________________________________
Authorized Signatory of
WELLS FARGO BANK, N.A.
as Trust Administrator

G-4

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2005-2,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Class C-B-1X

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

G-5

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 is equal to 10% or less of the aggregate Stated Principal Balance of the Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans in Group 1, Group 2, Group 3, Group 4 and Group 5 and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. On any Distribution Date on which the aggregate Stated Principal Balance of the Group 6 Mortgage Loans is equal to 10% or less of the sum of the Aggregate Group 6 Collateral Balance and the aggregate Stated Principal Balance of the Group 6 Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group 6 Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in June 2037. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

G-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

__________________________________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____
_______________________________________________________________________________,
for the account of _________________________________________________________________,
account number________, or, if mailed by check, to _______________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,
Applicable statements should be mailed to ______________________________________________
_______________________________________________________________________________,
_______________________________________________________________________________,

This information is provided by, the assignee named above, or, as its agent.

G-7

EXHIBIT H

FORM OF SERVICER INFORMATION

The following information will be e-mailed to the Master Servicer by each Servicer and to the Trust Administrator by the Master Servicer:

Servicer Loan Number

Trust Loan Number (if applicable)

Scheduled Net Interest

Scheduled Principal

Curtailment Applied

Curtailment Adjustment

Mortgage Rate

Servicing Fee Rate

P&I Payment

Beginning Scheduled Balance

Ending Scheduled Balance

Ending Actual Principal Balance

Due Date

Prepayment in full Principal

Prepayment in full Net Interest

Prepayment in full Penalty

Delinquencies:

1-30
31-60
61-90
91 +

Foreclosures

REO Properties

Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Wells Fargo Bank NA

9062 Old Annapolis Road

Columbia, MD 20145

Attention: Client Manager, CSFB ARMT 2005-2

Phone No. 410-884-2000

Fax No. 410-715-2380

[name]

Wells Fargo Bank, N.A.

[address]

Phone No. [________]

Fax No. [________]

[email]

H-1

WELLS FARGO BANK, N.A.

Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.	The actual Unpaid Principal Balance of the Mortgage Loan.
2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7.

Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.	The total of lines 1 through 9.

Credits

11-17.

Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.	The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.	The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

H-2

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust: ___________________________

Prepared by: __________________	Date: _______________

Phone: ______________________

Service Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property

Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ _______________(1)
Interest accrued at Net Rate	________________(2)
Attorney’s Fees	________________(3)
Taxes	________________(4)
Property Maintenance	________________(5)
MI/Hazard Insurance Premiums	________________(6)
Hazard Loss Expenses	________________(7)
Accrued Servicing Fees	________________(8)
Other (itemize)	________________(9)
_________________________________________	$ _________________
_________________________________________	__________________
_________________________________________	__________________
_________________________________________	__________________
Total Expenses	$ ______________(10)
Credits:
Escrow Balance	$ ______________(11)
HIP Refund	________________(12)
Rental Receipts	________________(13)
Hazard Loss Proceeds	________________(14)
Primary Mortgage Insurance Proceeds	________________(15)
Proceeds from Sale of Acquired Property	________________(16)
Other (itemize)	________________(17)
_________________________________________	___________________
_________________________________________	___________________
Total Credits	$________________(18)
Total Realized Loss (or Amount of Gain)	$________________(19)

H-3

EXHIBIT I-1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

[_________________, 200_]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2005-2

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2005-2

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of February 1, 2005, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [____________], as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan in the Mortgage Loan Schedule that (i) it has received the original Mortgage Note and Assignment of Mortgage with respect to each Mortgage Loan identified on the Mortgage Loan Schedule attached hereto and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Mortgage Note, Assignment of Mortgage and Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Initial Certification is not divisible or negotiable.

I-1

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[_______________________________],

as Custodian

By:______________________________________ Name: Title:

I-2

EXHIBIT I-2

FORM OF TRUST RECEIPT AND SUBSEQUENT CERTIFICATION

[_________________, 200_]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2005-2

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2004-2

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of February 1, 2005, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [____________], as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Subsequent Mortgage Loan that (i) it has received the original Mortgage Note and Assignment of Mortgage with respect to each such Subsequent Mortgage Loan identified on the Mortgage Loan Schedule attached hereto and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Subsequent Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Subsequent Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Subsequent Mortgage Loan.

The Custodian hereby confirms that it is holding each such Mortgage Note, Assignment of Mortgage and Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Subsequent Certification is not divisible or negotiable.

I-2-1

The Custodian will accept and act on instructions with respect to the Subsequent Mortgage Loans subject hereto upon surrender of this Trust Receipt and Subsequent Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[_______________________________],

as Custodian

By:______________________________________ Name: Title:

I-2-2

EXHIBIT J

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

[date]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2005-2

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2005-2

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of February 1, 2005, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [____________], as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section [5][6] of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(i)-(ix) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; (iii) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording in the jurisdictions in which recording is necessary; and (iv) each Mortgage Note has been endorsed as provided in Section 2(ii) of the Custodial Agreement and each Mortgage has been assigned in accordance with Section 2(vi) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Final Certification is not divisible or negotiable.

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The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[_______________________________],

as Custodian

By:______________________________________ Name: Title:

J-2

EXHIBIT K

FORM OF REQUEST FOR RELEASE

[date]

To: U.S. Bank National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2005, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as a servicer, Wilshire Credit Corporation, as special servicer, U.S. Bank National Association as trustee, and Wells Fargo Bank, N.A., as a servicer, master servicer, trust administrator, and the other servicers that are signatories thereto (the “Pooling and Servicing Agreement”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.
(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	3.	The Mortgage Loan is being foreclosed.

____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

K-1

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By:
Name:
Title:

K-2

EXHIBIT L

FORM OF TRANSFEROR CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: John P. Graham

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

_________________________________
Print Name of Transferor

By: ______________________________
Authorized Officer

L-1

EXHIBIT M-1

FORM OF INVESTMENT LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: John P. Graham

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

M-1-1

Very truly yours,

_________________________________
Print Name of Transferor

By: ______________________________
Authorized Officer

M-1-2

EXHIBIT M-2

FORM OF RULE 144A LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: John P. Graham

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a

M-2-1

qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

_________________________________
Print Name of Transferor

By: ______________________________
Authorized Officer

M-2-2

EXHIBIT N

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF	)
: ss.:
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.   That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class [AR/AR-L] Certificates (the “Class [AR/AR-L] Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2.   That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [AR/AR-L] Certificates, and (iii) is acquiring the Class [AR/AR-L] Certificates for its own account. A “Permitted Transferee” is any person other than a “disqualified organization.” (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.   That the Owner is aware (i) of the tax that would be imposed on transfers of Class [AR/AR-L] Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [AR/AR-L] Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.   That the Owner is aware of the tax imposed on a “pass-through entity” holding Class [AR/AR-L] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.   That the Owner is aware that the Trustee will not register the Transfer of any Class [AR/AR-L] Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and

N-1

agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.   That the Owner has reviewed the restrictions set forth on the face of the Class [AR/AR-L] Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class [AR/AR-L] Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.   That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [AR/AR-L] Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.	That the Owner’s Taxpayer Identification Number is ________________.

9.   That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.                 That no purpose of the Owner relating to the purchase of the Class [AR/AR-L] Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.                 That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.                 That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.                 That no purpose of the Owner relating to any sale of the Class [AR/AR-L] Certificate by the Owner will be to impede the assessment or collection of tax.

14.                 The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.                 That the Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan.

16.                 The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

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17.                 The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:
[Name of Officer]
[Title of Officer]

[Corporate Seal]

ATTEST:

________________________________
[Assistant] Secretary

N-3

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

_____________________________________________
NOTARY PUBLIC

COUNTY OF ________________________________

STATE OF ________________________________

My Commission expires the _____ day of __________________, 20____.

N-4

EXHIBIT O

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, New York 10010

Attention: John P. Graham

[_____________________]

[_____________________]

[_____________________]

Re:	[_________________________] Mortgage Backed Pass Through Certificates, Series 200_ ___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement dated as of February 1, 2005, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as a servicer, Wilshire Credit Corporation, as special servicer, U.S. Bank National Association as trustee, Wells Fargo Bank, N.A., as a servicer, master servicer and trust administrator, and the other servicers that are signatories thereto (the “Pooling and Servicing Agreement”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.   No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.   The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit N. The Seller does not know or believe that any representation contained therein is false.

3.   The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.   The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.   The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.   The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may

O-1

incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By: _______________________________________
Name:
Title:

O-2

EXHIBIT P

FORM OF SPS MORTGAGE LOANS REPORT

DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER

(in Excel format)

ALL SPS MORTGAGE LOANS

FIELD FORMAT	FIELD
Name*	Text
Lien Position *	Text/Number
FICO Score*	Number
Original Occupancy*	Text
Documentation*	Text
Purpose*	Text
Original Loan Amount*	Number
Original Appraisal Value*	Number
Original LTV*	Number
Original P&I*	Number
Original Interest Rate*	Number
First Payment Date*	MM/DD/YY
Origination Date*	MM/DD/YY
Originator*	Text
Loan Term*	Number
Product Type (adjustable rate or fixed rate)*	Text
Property Type*	Text
Street Address*	Text
City*	Text
Zip Code*	Text
State*	Text
MI Certificate Number*	Number
Prepayment Flag	Text
Prepayment Expiration Date	MM/DD/YY
Loan Number	Text
Deal Identifier by Loan	Text
Current Loan Amount	Number
Current LTV	Number
Current Interest Rate	Number
Last Interest Payment Date	MM/DD/YY
Current P&I Payment Amount	Number
Paid Off Code	Text
Scheduled Balance	Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)	Number
Reporting of Delinquency Status on Defaulted Mortgage Loans	Text
Current Market Value	Number
Date of Market Value	MM/DD/YY
As-is Value	Number
Repaired Value	Number
Type of Valuation	Text
Foreclosure Flag	Text

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Bankruptcy Flag	Text
Date NOD sent to MI company	MM/DD/YY
Foreclosure Start Date (Referral Date)	MM/DD/YY
Scheduled Foreclosure Sale Date	MM/DD/YY
Foreclosure Actual Sale Date	MM/DD/YY
Actual Notice of Intent Date	MM/DD/YY
Actual First Legal Date	MM/DD/YY
Bankruptcy Chapter	Number
Actual Bankruptcy Start Date	MM/DD/YY
Actual Payment Plan Start and End Dates	MM/DD/YY
List Date	MM/DD/YY
List Price	Number
Vacancy/Occupancy Status	Text
Actual Eviction Start Date	MM/DD/YY
Actual Eviction Completion Date	MM/DD/YY
Actual REO Start Date	MM/DD/YY
Sales Price	Number
Actual Closing Date	MM/DD/YY
Net Sales Proceeds	Number
Mortgage Insurance Claim Filing Date	MM/DD/YY
Mortgage Insurance Proceeds Received	Number
Date Mortgage Insurance Proceeds Received	MM/DD/YY
Collection History

P-2

EXHIBIT Q

FORM OF FORECLOSURE SETTLEMENT STATEMENT

REMIC #				Ending Interest Rate:
Original Amount of Loan:				Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:		/ /
Borrower’s Name:
Property Address:

MSP Bank/Category
Note Date:		/ /
Date of REO:		/ /
Disposition Date:		/ /

		Amount	Date of Valuation	Type of Valuation
Market Value	AS IS:		/ /
Repaired
Supplemental Value	AS IS:		/ /
Repaired
REO BPO Value:			/ /
List Price:
Sales Price:

	Proceeds		Expenses*
List Price:			Servicing Advances:
Sales Price:		0.00		Payee 70R01 Acquisition:
Broker’s Commission:				Payee 75R60 REO:
Bonus Commission:				Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:				Payee 75R36 Escrow:
Seller Closing Costs:				Payee 75R52 Bankruptcy:
Repair Costs:				Discrepancy Amount:
Seller Concessions:				Servicing Advance Total:	0.00
Other Closing Costs:			Advances Applied After Liquidation:
Prior Additional Advances:
Net Proceeds:		0.00	Escrow Advance:
Interest on Advances:
Escrow Balance:			Other Advances:
Suspense Balance:			Servicing Advance Holdbacks:
Restricted Escrow:				Property Inspection:
Rental Income Received:				BPO:

*All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

Q-1

Insurance Settlement Received:		Lender Placed Insurance:
Other:		Utilities:
		REO Repair Costs:
Total Liquidation Proceeds:	0.00	Foreclosure Fees:
Total Liquidation Expenses:	0.00	Bankruptcy:
Net Liquidation Proceeds:	0.00	Eviction Costs:
Loan Principal Balance:		Transfer Tax:
Realized Gain/Loss Amount:	0.00	Reconveyance Fees:
Additional Proceeds Applied:		Demand Fee:
Prior Additional Proceeds:		Total Holdbacks:	0.00
Loss Severity:	#DIV/0!	Other Fees (Including Fee Code B):
Notes:		UPB Accrued Interest to COE:	0.00
		Advanced Delinquent Interest:	0.00
		Stopped Delinquent Interest:
		Deferred Interest:
		Additional Interest:
		Total Liquidation Expenses:	0.00

Q-2

EXHIBIT R

FORM OF SUBSEQUENT TRANSFER AGREEMENT

THIS SUBSEQUENT TRANSFER AGREEMENT, dated as of [______________], 2004 (this “Subsequent Transfer Agreement”), among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the “Depositor”), DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, in its capacity as seller under the Pooling and Servicing Agreement referred to below (the “Seller”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”) and WELLS FARGO BANK, N.A., a national banking association, as trust administrator (the “Trust Administrator”);

WHEREAS, the parties hereto are also among the parties to the pooling and servicing agreement (the “Agreement”), dated as of February 1, 2005, among the Depositor, the Trustee, Wells Fargo Bank, N.A., as trust administrator, master servicer, a servicer and back-up servicer, DLJ Mortgage Capital, Inc., as seller (“DLJMC”), Select Portfolio Servicing, Inc., as a servicer, Wilshire Credit Corporation, as special servicer, and the other servicers that are signatories thereto (the “Pooling and Servicing Agreement”), in relation to the Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage Trust 2005-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2;

WHEREAS, Sections 2.01(f) of the Pooling and Servicing Agreement provides for the parties hereto to enter into this Subsequent Transfer Agreement in accordance with the terms and conditions of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

(i)   The “Subsequent Transfer Date” and “Subsequent Cut-off Date” with respect to this Subsequent Transfer Agreement shall be [_________], 2005 and [_____] 1, 2005, respectively.

(ii)                 The “Aggregate Subsequent Purchase Amount” with respect to this Subsequent Transfer Agreement shall be $[______________], provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account.

(iii)                The Subsequent Mortgage Loans conveyed on the Subsequent Transfer Date shall satisfy the pool characteristics for the Trust Fund identified in Section 2.01(f) of the Pooling and Servicing Agreement.

(iv)                In case any provision of this Subsequent Transfer Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

(v) In the event of any conflict between the provisions of this Subsequent Transfer Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail. Capitalized terms used herein and not otherwise defined have the meanings in the Pooling and Servicing Agreement.

R-1

(vi)                The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all right title and interest in the Subsequent Mortgage Loans identified in Schedule A, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

(vii)               This Subsequent Transfer Agreement shall be governed by, and shall be construed and enforced in accordance with the laws of the State of New York.

(viii)              The Subsequent Transfer Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

R-2

IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
as Depositor
By:____________________________________
Name:
Title:

DLJ Mortgage Capital, Inc.,
as Seller
By:____________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but
solely as Trustee

By:____________________________________
Name:
Title:

WELLS FARGO BANK, N.A.,
not in its individual capacity, but solely as Trust Administrator

By:____________________________________
Name:
Title:

R-3

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.,
as Master Servicer

By:____________________________________
Name:
Title:

WELLS FARGO BANK, N.A.,
as Servicer

By:____________________________________
Name:
Title:

R-4

EXHIBIT S

FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)	With respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

	(a)	the Initial Class Principal Balance of such Class as of the Cut-off Date;

	(b)	the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

	(c)	the amount of the related distribution on such Class allocable to interest;

	(d)	the amount of the related distribution on such Class allocable to principal;

	(e)	the sum of the principal and interest payable to such Class;

	(f)	the Realized Loss allocable to such Class;

	(g)	the Class Unpaid Interest Amount allocable to such Class;

	(h)	the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

	(i)	the Pass-Through Rate for such Class;

	(j)	any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

	(k)	any shortfall in principal allocable to such Class, if such amount is greater than zero;
(ii)	with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Notional Amount of such Class as of the Cut-off Date;

(b)	the Notional Amount of such Class before giving effect to the distribution of interest;

(c)	the amount of the related distribution on such Class allocable to interest;

(d)	the amount of the related distribution on such Class allocable to principal;

(e)	the sum of the principal and interest payable to such class;

(f)	the Realized Loss allocable to such Class;

(g)	the Class Unpaid Interest Amount allocable to such Class;

(h)	the Notional Amount of such Class after giving effect to the distribution of interest;

(i)	the Pass-Through Rate for such Class;

S-1

(j)	any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)	with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)	the CUSIP number assigned to such Class;

(b)	the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)	the amount of the related distribution allocable to interest on such Class factor;

(d)	the amount of the related distribution allocable to principal on such Class factor;

(e)	the sum of the principal and interest payable to such Class factor;

(f)	the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)	with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)	the CUSIP number assigned to such Class;

(b)	the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)	the amount of the related distribution allocable to interest on such Class factor;

(d)	the amount of the related distribution allocable to principal on such Class factor;

(e)	the sum of the principal and interest payable to such Class factor;

(f)	the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)	with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)	the Scheduled Payment of principal for such Loan Group;

(b)	the amount of Principal Prepayments allocable to such Loan Group;

(c)	the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)	the Substitution Adjustment Amount allocable to such Loan Group;

(e)	the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)	the amount of Insurance Proceeds allocable to such Loan Group;

S-2

(g)	the amount of any other distributions allocable to principal for such Loan Group;

(h)	the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)	the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)	the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)	the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)	the Master Servicing Fee, by Loan Group;

(m)	the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)	the Trust Administrator Fee applicable to such Loan Group;

(o)	the amount of current Advances allocable to such Loan Group;

(p)	the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)	the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)	the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)	the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)	the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)	current Realized Losses allocable to such Loan Group;

(w)	cumulative Realized Losses allocable to such Loan Group;

(x)	the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

S-3

(y)	the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)	the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(aa)	the number of Mortgage Loans in such Loan Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

(bb)	the aggregate principal balance of Mortgage Loans in such Loan Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

(cc)	the aggregate amount of Assigned Prepayment Premiums collected for such Loan Group during the related Collection Period, as applicable;

(dd)	current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ee)	cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ff)	current Recoveries allocable to such Loan Group;

(gg)	cumulative Recoveries allocable to such Loan Group;

(hh)	current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(ii)	cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(jj)

with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date, for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date; and

(kk)	[reserved];

(vii)	with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Targeted Overcollateralization Amount for such Group;

(b)	the Overcollateralization Amount for such Group;

(c)	the Overcollateralization Deficiency for such Group;

(d)	the Overcollateralization Release Amount for such Group;

S-4

(e)	the Monthly Excess Interest for such Group;

(f)	the amount of any payment to the [Class __-X] Certificates related to such Group;

(g)	if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

S-5

EXHIBIT T

FORM OF DEPOSITOR CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,
Adjustable Rate Mortgage Trust 2005-2,
Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

I, __________________________, certify that:

1.   I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Adjustable Rate Mortgage Trust 2005-2, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2 (the “Trust”);

2.   Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.   Based on my knowledge, the distribution information required to be prepared by the Trust Administrator based upon the servicing information required to be provided by each Servicer and the Master Servicer under the Pooling and Servicing Agreement is included in these reports;

4.   Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trust Administrator in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, each Servicer and the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.   The reports disclose all significant deficiencies relating to each Servicer’s and the Master Servicer’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [each Servicer, the Master Servicer, the Trustee or Trust Administrator].

T-1

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated February 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), Wilshire Credit Corporation, as special servicer, (in such capacity, the “Special Servicer”), U.S. Bank National Association as trustee (the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”) as trust administrator (in such capacity, the “Trust Administrator”) and as master servicer (in such capacity, the “Master Servicer”), and the other servicers that are signatories thereto.

________________________________
[Name]
[Title]
[Date]

T-2

EXHIBIT U

FORM OF TRUST ADMINISTRATOR CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,
Adjustable Rate Mortgage Trust 2005-2,
Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Wells Fargo Bank, N.A. (the “Trust Administrator”) hereby certifies to Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.   The Trust Administrator has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.   Based on the Trust Administrator’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trust Administrator by the Master Servicer and each Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K for the fiscal year [___], prepared by the Trust Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.   Based on the Trust Administrator’s knowledge, the distribution information required to be provided by the Trust Administrator under the Pooling and Servicing Agreement is included in these reports.

U-1

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of February 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), Wilshire Credit Corporation, as special servicer (in such capacity, the “Special Servicer”), U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as trust administrator (in such capacity, the “Trust Administrator”), as a Servicer (in such capacity, a “Servicer”) and Master Servicer (in such capacity, the “Master Servicer”), and the other servicers that are signatories thereto.

Wells Fargo Bank, N.A.
as Trust Administrator

By:_____________________________
[Name]
[Title]
[Date]

U-2

EXHIBIT V-1

FORM OF MASTER SERVICER CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,
Adjustable Rate Mortgage Trust 2005-2,
Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

Wells Fargo Bank, N.A. (the “Master Servicer”), certifies pursuant to Section 10.13 (d)(i) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.          For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Master Servicer to the Trust Administrator during the Relevant Year. Based on the Master Servicer’s knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.          The Relevant Information has been provided to those Persons entitled to receive it.

3.          Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of the Master Servicer’s knowledge, the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated February 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), Wilshire Credit Corporation, as special servicer (in such capacity, the “Special Servicer”), U.S. Bank National Association as trustee (the “Trustee”), Wells Fargo Bank, N.A. as trust administrator (in such capacity, the “Trust Administrator”), as a servicer (in such capacity, a “Servicer”) and Master Servicer (in such capacity, the “Master Servicer”), and the other servicers that are signatories thereto.

V-1-1

Wells Fargo Bank, N.A.
as Master Servicer

By:
[Name]
[Title]
[Date]

V-1-2

EXHIBIT V-2

FORM OF SERVICER CERTIFICATION

Re:	Credit Suisse First Boston Mortgage Securities Corp.,
Adjustable Rate Mortgage Trust 2005-2,
Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Servicer”), certify pursuant to Section 10.13(d)(iii) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.   For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Servicer to the Trust Administrator during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.   The Relevant Information has been provided to those Persons entitled to receive it.

3.   I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year. Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated February 1, 2005 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), Wilshire Credit Corporation, as special servicer (in such capacity, the “Special Servicer”), U.S. Bank National Association as trustee (the “Trustee”), Wells Fargo Bank, N.A., as trust administrator (in such capacity, the “Trust Administrator”), as a servicer (in such capacity, a “Servicer) and Master Servicer, (in such capacity, the “Master Servicer”), and the other servicers that are signatories thereto.

[ ]
as Servicer

By:
Name:
Title:
Date:

V-2-1

EXHIBIT W

FORM OF CERTIFICATION

REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

OFFICER’S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

[__________], 2005

I, ____________, hereby certify that I am the duly authorized officer of DLJ Mortgage Capital, Inc., a Delaware corporation (“DLJMC”), and further certify that each of the Mortgage Loans substituted by DLJMC on _______________, 20[___] were in violation of the terms of the Mortgages related thereto.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

D LJ MORTGAGE CAPITAL, INC.

____________________________________ Name: Title:

W-1

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

I-1

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of February 1, 2005 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as Seller, Select Portfolio Servicing, Inc., as a Servicer, Wilshire Credit Corporation, as Special Servicer, U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as a Servicer, Trust Administrator and Master Servicer, and the other servicers that are signatories thereto. DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(i)   DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii)                 the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iii)                the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(iv)                this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers, the Special Servicer and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(v) to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any

IIA-1

order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

IIA-2

SCHEDULE IIB

Representations and Warranties of Master Servicer – Wells Fargo Bank, N.A.

Wells Fargo, in its capacity as Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)   Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)                 Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)                None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)                There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

IIB-1

SCHEDULE IIC

[Reserved]

IIC-1

SCHEDULE IID

Representations and Warranties of Servicer – Select Portfolio Servicing, Inc.

SPS, in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(vi)                SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(vii)               SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(viii)              None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(ix)                There is no action, suit, proceeding or investigation pending, or to SPS’ knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(x) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

(xi)                With respect to each SPS Serviced Mortgage Loan and to the extent SPS has serviced any of the SPS Serviced Mortgage Loans prior to the date of the Agreement, SPS has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

IID-1

SCHEDULE IIE

[Reserved]

IIE-1

SCHEDULE IIF

Representations and Warranties of Servicer– Wells Fargo Bank, N.A.

Wells Fargo Bank, N.A. in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)                Wells Fargo is a national banking association duly organized and in good standing under the laws of the United States and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)               Wells Fargo has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contract obligations of insured banks, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)              None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)             There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)              No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

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SCHEDULE IIG

Representations and Warranties of Special Servicer– Wilshire Credit Corporation

Wilshire, in its capacity as Special Servicer, hereby makes the representations and warranties set forth in this Schedule IIG to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)   Wilshire is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)                 Wilshire has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wilshire enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws and by equitable principles affecting the enforceability of the rights of creditors.

(iii)                None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wilshire or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wilshire is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wilshire of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wilshire.

(iv)                There is no action, suit, proceeding or investigation pending, or to Wilshire’s knowledge threatened, against Wilshire before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by Wilshire of its obligations under, or the validity or enforceability of, the Agreement.

(v) No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wilshire of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)                With respect to each Special Serviced Mortgage Loan, Wilshire has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

IIG-1

SCHEDULE III

Representations and Warranties of DLJMC – Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified, with respect to the Mortgage Loans identified on Schedule I hereto, except as specified herein.

(i)   The information set forth in Schedule I, with respect to the Mortgage Loans, is complete, true and correct in all material respects;

(ii)	[Reserved];

(iii)                Except for 7 Mortgage Loans representing approximately 0.27% of the aggregate Cut-off Date Principal of the Mortgage Loans, no Mortgage Loan will be 30 or more days delinquent as of the Cut-off Date. No Mortgage Loan will be 60 or more days delinquent as of the Cut-off Date. There are no material defaults under the terms of any Mortgage Loan;

(iv)                All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)                The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)               All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming DLJMC and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a

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flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)              Each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws;

(ix)                The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)                DLJMC or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and DLJMC had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

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(xii)               There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)              All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimis encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (v) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)              The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)               Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvi)              With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xvii)             The Mortgage Loan complies with all terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan;

(xviii)            Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xix)              With respect to each Mortgage Loan sold by the Seller, to the knowledge of DLJMC, (i) no borrower obtained a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of such Mortgage Loan, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit

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Information Company, on a monthly basis; and (iii) no Mortgage Loan will impose a Prepayment Premium for a term in excess of five years;

(xx)               DLJMC has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by DLJMC (or in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from DLJMC or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located or a certification or receipt of the recording authority evidencing the same;

(xxi)              The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxii)             No Mortgage Loan sold by the Seller secured by a Mortgaged Property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003 and no Mortgage Loan secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxiii)            With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxiv)           None of the Mortgage Loans sold by the Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high cost,” “high risk home” or “predatory” loan under any other applicable state, federal or local law;

(xxv)            With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxvi)           With respect to each Mortgage Loan that has a Prepayment Premium feature, each such Prepayment Premium is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Premium complied with applicable federal, state and local law, subject to federal preemption where applicable;

(xxvii)          The related Servicer of each Mortgage Loan sold by the Seller will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and

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complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(xxviii)	[Reserved];

(xxix)           With respect to the Group 3, Group 4 and Group 5A Mortgage Loans, the original principal balance of each such Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family Mortgage Loans;

(xxx)            Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(xxxi)           No Mortgage Loan sold by the Seller is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date; and

(xxxii)          With respect to any Mortgage Loan originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID. YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.” A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.

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SCHEDULE IV

Eligible Servicing Transfer Loans

IV-1

APPENDIX A

Calculation of Class Y Principal Reduction Amounts

Class Y Principal Reduction Amounts:

(1) For any Distribution Date the amounts by which the principal balances of the Class Y-1, Class Y-2, Class Y-3, Class Y-4, Class Y-5 and Class Y-6 Certificates respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group 1, Group 2, Group 3, Group 4, Group 6 and Group 6 determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the “Group Interest Rate”). The Principal Reduction Amount for each of the Class Y Certificates will be determined pursuant to the “Generic solution for the Class Y Principal Reduction Amounts” set forth below (the “Generic Solution”) by making identifications among the actual Groups and their related Class Y and Class Z Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z Certificates as follows:

A. Determine which Group has the lowest Group Interest Rate. That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and Class ZAA Certificates. The Group Interest Rate for that Group will be identified with J%. If two or more Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

B. Determine which Group has the second lowest Group Interest Rate. That Group will be identified with Group BB and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class BB and Class ZBB Certificates. The Group Interest Rate for that Group will be identified with K%. If two or more Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

C. Determine which Group has the third lowest Group Interest Rate. That Group will be identified with Group CC and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YCC and Class ZCC Certificates. The Group Interest Rate for that Group will be identified with L%. If two or more Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

D. Determine which Group has the fourth lowest Group Interest Rate. That Group will be identified with Group DD and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YDD and Class ZDD Certificates. The Group Interest Rate for that Group will be identified with M%. If two or more Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

E. Determine which Group has the fifth lowest Group Interest Rate. That Group will be identified with Group EE and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YEE and Class ZEE Certificates. The Group Interest Rate for that Group will be identified

APPENDIX A-1

with N%. If two or more Groups have the fifth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through
F of this definition.

F. Determine which Group has the highest Group Interest Rate. That Group will be identified with Group FF and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YFF and Class ZFF
Certificates. The Group Interest Rate for that Group will be identified with O%.
If two or more Groups have the highest Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

Second, apply the Generic Solution set forth below to determine the Class Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

Generic Solution for the Class Y Principal Reduction Amounts:

For any Distribution Date, the amounts by which the principal balances of the
Class YAA, Class YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG and
Class YHH Certificates respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% = the weighted average pass-through rate on the Group AA mortgage loans for interest to be distributed on the next succeeding Distribution Date.

K% = the weighted average pass-through rate on the Group BB mortgage loans for interest to be distributed on the next succeeding Distribution Date.

L% = the weighted average pass-through rate on the Group CC mortgage loans for interest to be distributed on the next succeeding Distribution Date.

M% = the weighted average pass-through rate on the Group DD mortgage loans for interest to be distributed on the next succeeding Distribution Date.

N% = the weighted average pass-through rate on the Group EE mortgage loans for interest to be distributed on the next succeeding Distribution Date.

O% = the weighted average pass-through rate on the Group FF mortgage loans for interest to be distributed on the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that
J%<<=K%<=L%<=M%<=N%<=O%.

PJB   = the Group AA Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB   = the Group BB Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB   = the Group CC Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB   = the Group DD Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PNB   = the Group EE Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

POB   = the Group FF Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB + O%POB )/
            (PJB + PKB + PLB + PMB + PNB + POB)

R11   = the weighted average of the Group AA, Group BB, Group CC, Group DD and
      Group EE Pass-Through Rates after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R12 = the Group FF Pass-Through Rate
      =     O%

R21   = the weighted average of the Group AA, Group BB, Group CC and Group DD
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R22 = the weighted average of the Group EE and Group FF Pass-Through Rates
      =     {N%                                          (Pn - ΔPn) + O%
(Po - ΔPo)}/(Pn - ΔPn + Po - ΔPo)

R31   = the weighted average of the Group AA, Group BB and Group CC Pass-Through
      Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{(J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) }/
            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl)

R32   = the weighted average of the Group DD, Group EE and Group FF Pass-Through
      Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo)}/( Pm - ΔPm + Pn - ΔPn + Po - ΔPo )

R41   = the weighted average of the Group AA and Group BB Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) }/
            (Pj - ΔPj + Pk - ΔPk )

R42   = the weighted average of the Group CC, Group DD, Group EE and Group FF
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution Date
     =
{ N% (Pn - ΔPn) + O% (Po - ΔPo) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/

            ( Pn - ΔPn + Po - ΔPo + Pl - ΔPl + Pm - ΔPm )

R51   = the Group AA Pass-Through Rate after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =      J%

R52   = the weighted average of the Group BB, Group CC, Group DD, Group EE and
      Group FF Pass-Through Rates after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) + K% (Pk - ΔPk) + L% (Pl - ΔPl)}/

            ( Pm - ΔPm + Pn - ΔPn + Po - ΔPo + Pk - ΔPk + Pl - ΔPl )

r11 = the weighted average of the Class YAA,  Class YBB,  Class YCC, Class YDD and Class YEE Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym + N% Yn )/
            (Yj + Yk + Yl + Ym + Yn)

r12 = the Class YFF Pass-Through Rate
     =      O%

r21 = the  weighted  average  of  the  Class YAA,   Class YBB,  Class YCC  and
      Class YDD Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r22 = the weighted average of the Class YEE and Class YFF Pass-Through Rates
     =      ( N% Yn + O% Yo )/( Yn + Yo )

r31 = the  weighted   average  of  the  Class YAA,   Class YBB  and  Class YCC
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r32 = the  weighted   average  of  the  Class YDD,   Class YEE  and  Class YFF
      Pass-Through Rates
     =      ( O% Yo + M% Ym + N% Yn )/( Yo + Ym + Yn )

r41 = the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =      (J% Yj + K% Yk )/(Yj + Yk )

r42 = the  weighted  average  of  the  Class YCC,   Class YDD,  Class YEE  and
      Class YFF Pass-Through Rates
     =      ( N% Yn + O% Yo + L% Yl + M% Ym )/( Yn + Yo + Yl + Ym )

r51 = the Class YAA
                                      = J%

r52 = the weighted average of the Class YBB,  Class YCC,  Class YDD, Class YEE and Class YFF Pass-Through Rates
     =
( M% Ym + N% Yn + O% Yo + K% Yk + L% Yl )/( Ym + Yn + Yo + Yk + Yl )

Yj    = the principal balance of the Class YAA Certificates after distributions on the prior Distribution Date.

Yk    = the principal balance of the Class YBB Certificates after distributions on the prior Distribution Date.

Yl    = the principal balance of the Class YCC Certificates after distributions on the prior Distribution Date.

Ym    = the principal balance of the Class YDD Certificates after distributions on the prior Distribution Date.

Yn    = the principal balance of the Class YEE Certificates after distributions on the prior Distribution Date.

Yo    = the principal balance of the Class YFF Certificates after distributions on the prior Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYm =       the Class YDD Principal Reduction Amount.

ΔYn =       the Class YEE Principal Reduction Amount.

ΔYo =       the Class YFF Principal Reduction Amount.

Zj    = the principal balance of the Class ZAA Certificates after distributions on the prior Distribution Date.

Zk    = the principal balance of the Class ZBB Certificates after distributions on the prior Distribution Date.

Zl    = the principal balance of the Class ZCC Certificates after distributions on the prior Distribution Date.

Zm    = the principal balance of the Class ZDD Certificates after distributions on the prior Distribution Date.

Zn    = the principal balance of the Class ZEE Certificates after distributions on the prior Distribution Date.

Zo    = the principal balance of the Class ZFF Certificates after distributions on the prior Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZm =       the Class ZDD Principal Reduction Amount.

ΔZn =       the Class ZEE Principal Reduction Amount.

ΔZo =       the Class ZFF Principal Reduction Amount.

Pj    = the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yj + Zj

Pk    = the aggregate principal balance of the Class YBB and Class ZBB
      Certificates after distributions on the prior Distribution Date.
    = Yk + Zk

Pl    = the aggregate principal balance of the Class YCC and Class ZCC
      Certificates after distributions on the prior Distribution Date.
    = Yl + Zl =

Pm    = the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Ym + Zm

Pn    = the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yn + Zn

Po    = the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yo + Zo

ΔPj = the aggregate amount of principal reduction occurring with respect to the Group AA mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group AA = the aggregate of the Class YAA and Class ZAA Principal
      Reduction Amounts.
      =     ΔYj + ΔZj

ΔPk = the aggregate amount of principal reduction occurring with respect to the Group BB mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group BB = the aggregate of the Class YBB and Class ZBB Principal
      Reduction Amounts.
      =     ΔYk + ΔZk

ΔPl= the aggregate amount of principal reduction occurring with respect to the Group CC mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group CC
     =      the aggregate of the Class YCC and Class ZCC  Principal  Reduction
      Amounts.
      =     ΔYl + ΔZl

ΔPm = the aggregate amount of principal reduction occurring with respect to the Group DD mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group DD = the aggregate of the Class YDD and Class ZDD Principal
      Reduction Amounts.
      =     ΔYm + ΔZm

ΔPn = the aggregate amount of principal reduction occurring with respect to the Group EE mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group EE = the aggregate of the Class YEE and Class ZEE Principal
      Reduction Amounts.
      =     ΔYn + ΔZn

ΔPo = the aggregate amount of principal reduction occurring with respect to the Group FF mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group FF = the aggregate of the Class YFF and Class ZFF Principal
      Reduction Amounts.
      =     ΔYo + ΔZo

α = .0005

γ1 = (R - R11)/(R12 - R). If R=>N%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 = (R - R21)/(R22 - R). If R=>M%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 = (R - R31)/(R32 - R). If R=>L%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 = (R - R41)/(R42 - R). If R=>K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ5 = (R - R51)/(R52 - R). If R<K%, γ5 is a non-negative number.

If    γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl,
      ΔYm = Ym, ΔYn = Yn, and ΔYo = (Yo/Po)ΔPo

If    γ5 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl
      = Yl, ΔYm = Ym, ΔYn = Yn, and ΔYo = Yo

In    the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm,
      ΔYn, and ΔYo shall be defined as follows:

I. If R=>N%, make the following additional definitions:

Δ1Yj =      0,                                              if R11< r11;

      Yj                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/ {(R11 - J%)Yj + (R11 - K%)Yk +
            (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/(R11 - J%), if R11=> r11 and
      K%>R11=>J%.

Δ1Yk =      0,                                              if R11< r11
      and R11=>K%;
      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/ { (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn }, if R11< r11 and R11<K%;

      Yk                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/ {(R11 - J%)Yj + (R11 - K%)Yk +
            (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn  )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

Δ1Yl =      0,                                              if R11< r11
      and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn)Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11<r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/ { (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn }, if R11< r11 and
      R11<K%;

      Yl                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/ {(R11 - J%)Yj + (R11 - K%)Yk +
            (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

Δ1Ym =      0,                                              if R11<r11
      and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11<r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/ { (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn }, if R11< r11 and
      R11<K%;

            Ym                                        if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/ {(R11 - J%)Yj + (R11 - K%)Yk +
            (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

Δ1Yn =      0,                                              if R11< r11
      and R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/
            { (R11 - N%)},                            if R11< r11 and
      M%<=R11<N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11< r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/ { (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym + (R11 - N%)Yn }, if R11< r11 and
      R11<K%;

      Yn                                              if R11=> r11 and
      R11=>N%;

      0,                                              if R11=> r11 and R11<N%.

Δ1Yj, Δ1Yk, Δ1Yl, Δ1Ym, and Δ1Yn are numbers
      respectively between Yj, Yk, Yl, Ym and Yn and 0 such that
            {J%(Yj - Δ1Yj ) + K%( Yk.- Δ1Yk) + L%( Yl.- Δ1Yl)
      + M%( Ym.- Δ1Ym) +
            N%( Yn.- Δ1Yn) }/
            (Yj - Δ1Yj + Yk.- Δ1Yk + Yl.- Δ1Yl + Ym.-
      Δ1Ym + Yn.- Δ1Yn )
            = R11.

Y11 =       Yj - Δ1Yj + Yk.- Δ1Yk + Yl.- Δ1Yl + Ym.-
      Δ1Ym + Yn.- Δ1Yn

P11 =       Pj + Pk + Pl + Pm + Pn

Z11 =       Zj + Zk + Zl + Zm + Zn

ΔY11 =      ΔYj - Δ1Yj + ΔYk.- Δ1Yk +
      ΔYl.- Δ1Yl + ΔYm.- Δ1Ym + ΔYn.-
      Δ1Yn

ΔP11 = ΔPj + ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ11 = ΔZj + ΔZk + ΔZl + ΔZm + ΔZn.

1. If Yo - α(Po - ΔPo) => 0, Y11- α(P11 - ΔP11) => 0,
   and γ1(P11 - ΔP11) < (Po - ΔPo), then ΔYo = Yo -
   αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 -
   ΔP11).
2. If Yo - α(Po - ΔPo) => 0, Y11 - α(P11 - ΔP11) => 0,
   and γ1(P11 - ΔP11) => (Po - ΔPo), then ΔYo = Yo -
   α(Po - ΔPo) and ΔY11 = Y11 - (α/γ1)(Po -
   ΔPo).
3. If Yo - α(Po - ΔPo) < 0, Y11 - α(P11 - ΔP11) => 0,
   and Y11 - α(P11 - ΔP11) => Y11 - (Yo/γ1), then ΔYo =
   Yo - αγ1(P11 - ΔP11) and ΔY11 = Y11 - α(P11 -
   ΔP11).
4. If Yo - α(Po - ΔPo) < 0, Y11 - (Yo/γ1) => 0, and Y11 -
   α(P11 - ΔP11) <= Y11 - (Yo/γ1), then ΔYo = 0 and
   ΔY11 = Y11 - (Yo/γ1).
5. If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yo/γ1) < 0, and Yo -
   α(Po - ΔPo) <= Yo - (γ1Y11), then ΔYo = Yo -
   (γ1Y11) and ΔY11 = 0.
6. If Y11 - α(P11 - ΔP11) < 0, Yo - α(Po - ΔPo) => 0,
   and Yo - α(Po - ΔPo) => Yo - (γ1Y11), then ΔYo = Yo -
   α(Po - ΔPo) and ΔY11 = Y11 - (α/γ1)(Po -
   ΔPo).

ΔYj = Δ1Yj + [(Yj - Δ1Yj )/Y11 ] ΔY11

ΔYk = Δ1Yk + [(Yk - Δ1Yk )/Y11 ] ΔY11

ΔYl = Δ1Yl + [(Yl - Δ1Yl )/Y11 ] ΔY11

ΔYm = Δ1Ym + [(Ym - Δ1Ym )/Y11 ] ΔY11

ΔYn = Δ1Yn + [(Yn - Δ1Yn )/Y11 ] ΔY11

ΔYo = Δ1Yo + [(Yo - Δ1Yo )/Y11 ] ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yo -  ΔYo ) to (Y11 -  ΔY11  ) equal to
      γ1 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yo - ΔYo )
      and whose denominator is the sum of (Yo - ΔYo) and (Zo - ΔZo)
      and (b) the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of ClassY
Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of ΔY11 among ΔYj, ΔYk, ΔYl,
ΔYm and ΔYn cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm, and ΔYn, as so defined is greater than
the related one of ΔPj, ΔPk, ΔPl, ΔPm and ΔPn,
such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm and ΔYn < ΔPn.

II. If M%<=R<=N%, make the following additional definitions:

Δ2Yj =      0,                                              if R21< r21;

      Yj                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      (R21- r21)( Yj + Yk + Yl + Ym )/(R21 - J%), if R21=> r21 and K%>R21=>J%.

Δ2Yk =      0,                                              if R21< r21
      and R21=>K%;
      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yk                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      0,                                              if R21=> r21 and R21<K%.

Δ2Yl =      0,                                              if R21< r21
      and R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yl                                              if R21=> r21 and
      N%>R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      0,                                              if R21=> r21 and R21<L%.

Δ2Ym =      0,                                              if R21< r21
      and R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )/
            { (R21 - M%) },                                 if R21< r21 and
      L%<=R21<M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Ym                                              if R21=> r21 and
      R21=>M%;

      0,                                              if R21=> r21 and R21<M%.

Δ2Yn =      0,                                              if R22< r22;

      (R22- r22)( Yn + Yo )/(R22 - N%),                           if R22=>
      r22;

Δ2Yo =      (R22- r22)( Yn + Yo)/(R22 - O%),
      if R22< r22;

      0,                                              if R22=> r22.

Δ2Yj, Δ2Yk, Δ2Yl, Δ2Ym, Δ2Yn, and Δ2Yo, are
      numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - Δ2Yj ) + K%( Yk.- Δ2Yk) + L%( Yl.- Δ2Yl)
      + M%( Ym.- Δ2Ym) + }/
                  (Yj - Δ2Yj + Yk.- Δ2Yk + Yl.- Δ2Yl + Ym.-
      Δ2Ym )
            = R21;
      and
            { N%( Yn.- Δ2Yn) + O%(Yo - Δ2Yo ) }/(Yn.- Δ2Yn
      + Yo - Δ2Yo)
            = R22.

Y21 =       Yj - Δ2Yj + Yk.- Δ2Yk + Yl.- Δ2Yl + Ym.-
      Δ2Ym

P21 =       Pj + Pk + Pl + Pm

                            Z21 = Zj + Zk + Zl + Zm.

ΔY21 =      ΔYj - Δ2Yj + ΔYk.- Δ2Yk +
      ΔYl.- Δ2Yl + ΔYm.- Δ2Ym

ΔP21 =      ΔPj + ΔPk + ΔPl + ΔPm

ΔZ21 =      ΔZj + ΔZk + ΔZl + ΔZm.

Y22 = Yn.- Δ2Yn + Yo - Δ2Yo.

P22 =       Pn + Po.

Z22 =       Zn + Zo.

ΔY22 =      ΔYn.- Δ2Yn + ΔYo.- Δ2Yo

ΔP22 =      ΔPn + ΔPo.

ΔZ22 = ΔZn + ΔZo.

1. If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21) => 0,
   and γ2(P21 - ΔP21) < (P22 - ΔP22), then ΔY22 = Y22 -
   αγ2(P21 - ΔP21) and ΔY21 = Y21 - α(P21 -
   ΔP21).
2. If Y22 - α(P22 - ΔP22) => 0,
   Y21 - α(P21 - ΔP21) => 0, and γ2(P21 - ΔP21) => (P22
   - ΔP22), then ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).
3. If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21) => 0,
   and Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then ΔY22
   = Y22 - αγ2(P21 - ΔP21) and ΔY21 = Y21 - α(P21
   - ΔP21).
4. If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and Y21 -
   α(P21 - ΔP21) <= Y21 - (Y22/γ2), then ΔY22 = 0 and
   ΔY21 = Y21 - (Y22/γ2).
5. If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and Y22 -
   α(P22 - ΔP22) <= Y22 - (γ2Y21), then ΔY22 = Y22 -
   (γ2Y21) and ΔY21 = 0.
6. If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22) => 0,
   and Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then ΔY22 =
   Y22 - α(P22 - ΔP22) and ΔY21 = Y21 - (α/γ2)(P22
   - ΔP22).

ΔYj = Δ2Yj + [(Yj - Δ2Yj )/Y21 ] ΔY21

ΔYk = Δ2Yk + [(Yk - Δ2Yk )/Y21 ] ΔY21

ΔYl = Δ2Yl + [(Yl - Δ2Yl )/Y21 ] ΔY21

ΔYm = Δ2Ym + [(Ym - Δ2Ym )/Y21 ] ΔY21

ΔYn = Δ2Yn + [(Yn - Δ2Yn )/Y22 ] ΔY22

ΔYo = Δ2Yo + [(Yo - Δ2Yo )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y22 -  ΔY22 ) to (Y21 - ΔY21 ) equal to
      γ2 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y22 - ΔY22
      ) and whose denominator is the sum of (Y22 - ΔY22) and (Z22 -
      ΔZ22) and (b) the fraction whose numerator is (Y21 - ΔY21) and whose denominator is the sum of (Y21 - ΔY21) and (Z21 - ΔZ21)
      as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of ClassY
Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of ΔY21 among ΔYj, ΔYk, ΔYl, and
ΔYm or ΔY22 among ΔYn and ΔYo cannot be achieved because
one or more of ΔYj, ΔYk, ΔYl, ΔYm, ΔYn and
ΔYo, as so defined is greater than the related one of ΔPj,
ΔPk, ΔPl, ΔPm, ΔPn, and ΔPo such an allocation
shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl <
ΔPl, ΔYm < ΔPm, ΔYn < ΔPn and ΔYo <
ΔPo.

III. If L%<=R<=M%, make the following additional definitions:

Δ3Yj =      0,                                              if R31< r31;

      Yj                                              if R31=> r31 and
      R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yj/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      (R31- r31)( Yj + Yk + Yl )/(R31 - J%), if R31=> r31 and K%>R31=>J%.

Δ3Yk =      0,                                              if R31< r31
      and R31=>K%;
      (R31- r31)( Yj + Yk + Yl )Yk/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yk                                              if R31=> r31 and
      R31=>M%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk + (R31 - L%)Yl },        if R31=>
      r31 and M%>R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      0,                                              if R31=> r31 and R31<K%.

Δ3Yl =      0,                                              if R31< r31
      and R31=>L%;

      (R31- r31)( Yj + Yk + Yl )/
            { (R31 - L%) },                                 if R31< r31 and
      K%<=R31<L%;

      (R31- r31)( Yj + Yk + Yl )Yl/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yl                                              if R31=> r31 and
      M%>R31=>L%;

      0,                                              if R31=> r31 and R31<L%.

Δ3Ym =      0,                                              if R32< r32;

      (R32- r32)( Ym + Yn + Yo )Ym/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

                (R32- r32)( Ym + Yn + Yo )/ (R32 - M%), if R32=>
                              r32 and N%>R32=>M%;

Δ3Yn =      0,                                              if R32< r32
      and R32=>N%;

      (R32- r32)( Ym + Yn + Yo)Yn/{ (R32 - N%)Yn + (R32 - O%)Yo }, if R32< r32
      and M%<=R32<N%;

      (R32- r32)( Ym + Yn + Yo )Yn/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

      0,                                              if R32=> r32 and R32<P%.

Δ3Yo =      (R32- r32)( Ym + Yn + Yo )/(R32 - O%),
      if R32< r32 and P%<=R32;

      (R32- r32)( Ym + Yn + Yo )Yo/{ (R32 - N%)Yn + (R32 - O%)Yo },     if
      R32< r32 and M%<=R32<N%;

      0,                                              if R32=> r32.

Δ3Yj, Δ3Yk, Δ3Yl, Δ3Ym, Δ3Yn and Δ3Yo are
      numbers respectively between Yj, Yk, Yl, Ym, Yn and Yo and 0 such that:
            {J%(Yj - Δ3Yj ) + K%( Yk.- Δ3Yk) + L%( Yl.-
      Δ3Yl) )}/
                  (Yj - Δ3Yj + Yk.- Δ3Yk + Yl.- Δ3Yl )
            = R31;
      and
            { M%( Ym.- Δ3Ym) + N%( Yn.- Δ3Yn) + O%(Yo - Δ3Yo )
      }/( Ym.- Δ3Ym + Yn.- Δ3Yn + Yo - Δ3Yo)
            = R32.

Y31 =       Yj - Δ3Yj + Yk.- Δ3Yk + Yl.- Δ3Yl

P31 =       Pj + Pk + Pl

Z31 =       Zj + Zk + Zl

ΔY31 =      ΔYj - Δ3Yj + ΔYk.- Δ3Yk +
      ΔYl.- Δ3Yl

ΔP31 =      ΔPj + ΔPk + ΔPl .

ΔZ31 =      ΔZj + ΔZk + ΔZl

Y32 = Ym.- Δ3Ym + Yn.- Δ3Yn + Yo - Δ3Yo.

P32 =       Pm + Pn + Po.

Z32 =       Zm + Zn + Zo.

ΔY32 =      ΔYm.- Δ3Ym + ΔYn.- Δ3Yn +
      ΔYo.- Δ3Yo

ΔP32 =      ΔPm + ΔPn + ΔPo.

ΔZ32 =      ΔZm + ΔZn + ΔZo.

1. If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31) => 0,
   and γ3(P31 - ΔP31) < (P32 - ΔP32), then ΔY32 = Y32 -
   αγ3(P31 - ΔP31) and ΔY31 = Y31 - α(P31 -
   ΔP31).
2. If Y32 - α(P32 - ΔP32) => 0,
   Y31 - α(P31 - ΔP31) => 0, and γ3(P31 - ΔP31) => (P32
   - ΔP32), then ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).
3. If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31) => 0,
   and Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then ΔY32
   = Y32 - αγ3(P31 - ΔP31) and ΔY31 = Y31 - α(P31
   - ΔP31).
4. If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and Y31 -
   α(P31 - ΔP31) <= Y31 - (Y32/γ3), then ΔY32 = 0 and
   ΔY31 = Y31 - (Y32/γ3).
5. If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and Y32 -
   α(P32 - ΔP32) <= Y32 - (γ3Y31), then ΔY32 = Y32 -
   (γ3Y31) and ΔY31 = 0.
6. If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32) => 0,
   and Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then ΔY32 =
   Y32 - α(P32 - ΔP32) and ΔY31 = Y31 - (α/γ3)(P32
   - ΔP32).

ΔYj = Δ3Yj + [(Yj - Δ3Yj )/Y31 ] ΔY31

ΔYk = Δ3Yk + [(Yk - Δ3Yk )/Y31 ] ΔY31

ΔYl = Δ3Yl + [(Yl - Δ3Yl )/Y31 ] ΔY31

ΔYm = Δ3Ym + [(Ym - Δ3Ym )/Y32 ] ΔY32

ΔYn = Δ3Yn + [(Yn - Δ3Yn )/Y32 ] ΔY32

ΔYo = Δ3Yo + [(Yo - Δ3Yo )/Y32 ] ΔY32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y32 -  ΔY32 ) to (Y31 - ΔY31 ) equal to
      γ3 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y32 - ΔY32
      ) and whose denominator is the sum of (Y32 - ΔY32) and (Z32 -
      ΔZ32) and (b) the fraction whose numerator is (Y31 - ΔY31) and whose denominator is the sum of (Y31 - ΔY31) and (Z31 - ΔZ31)
      as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of ClassY
Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of ΔY31 among ΔYj, ΔYk and ΔYl
or ΔY32 among ΔYm, ΔYn and ΔYo cannot be achieved
because one or more of ΔYj, ΔYk, and ΔYl, ΔYm, and
ΔYo, as so defined is greater than the related one of ΔPj,
ΔPk, ΔPl, ΔPm, ΔPn, and ΔPo, such an allocation
shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl <
ΔPl, ΔYm < ΔPm, ΔYn < ΔPn and ΔYo <
ΔPo

IV. If K%<=R<=L%, make the following additional definitions:

Δ4Yj =      0,                                              if R41< r41;

      Yj                                              if R41=> r41 and
      L%>R41=>K%; and

      (R41- r41)( Yj + Yk )/(R41 - J%), if R41=> r41 and K%>R41=>J%.

Δ4Yk =      0,                                              if R41< r41
      and R41=>K%;
      (R41- r41)( Yj + Yk )/
            { (R41 - K%) },                                 if R41< r41 and
      R41<K%;

      Yk                                              if R41=> r41 and
      L%>R41=>K%; and

      0,                                              if R41=> r41 and R41<K%.

Δ4Yl =      0,                                              if R42< r42;

      (R42- r42)( Yl + Ym + Yn + Yo )Yl/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym },                      if R42=>
      r42 and N%>R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - L%),                       if
      R42=> r42 and M%>R42=>L%;

      0,                                              if R42=> r42 and R42<N%.

Δ4Ym =      0,                                              if R42< r42
      and R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo },       if R42< r42
      and N%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yn + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym},                       if R42=>
      r42 and N%>R42=>M%;

      0,                                              if R42=> r42 and R42<M%.

Δ4Yn =      0,                                              if R42< r42
      and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - N%)Yn + (R42 - O%)Yo},                 if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yn/
            { (R42 - M%)Ym + (R42 - N%)Yp + (R42 - O%)Yo }, if R42< r42 and
      L%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42=>
      r42 and R42=>N%;

      0,                                              if R42=> r42 and R42<N%.

Δ4Yo =      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - O%),
      if R42< r42 and N%<=R42;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - N%)Yn + (R42 - O%)Yo },                if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo }, if R42< r42 and
      N%<=R42<O%;

      0,                                              if R42=> r42.

Δ4Yj, Δ4Yk, Δ4Yl, Δ4Ym, and Δ4Yo are numbers
      respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - Δ4Yj ) + K%( Yk.- Δ4Yk )}/
                      ( Yj - Δ4Yj + Yk.- Δ4Yk )
            = R41;
      and
            { L%( Yl.- Δ4Yl) + M%( Ym.- Δ4Ym) + N%( Yn.- Δ4Yn)
      + O%(Yo - Δ4Yo ) }/
                  (Yl.- Δ4Yl + Ym.- Δ4Ym + Yn.- Δ4Yn + Yo -
      Δ4Yo)
            = R42.

Y41 =       Yj - Δ4Yj + Yk.- Δ4Yk

P41 =       Pj + Pk.

Z41 =       Zj + Zk.

ΔY41 =      ΔYj - Δ4Yj + ΔYk.- Δ4Yk

ΔP41 =      ΔPj + ΔPk

ΔZ41 =      ΔZj + ΔZk

Y42   = Yl.- Δ4Yl + Ym.- Δ4Ym + Yn.- Δ4Yn + Yo - Δ4Yo.

P42 =       Pl + Pm + Pn + Po.

Z42 =       Zl + Zm + Zn + Zo.

ΔY42 =      ΔYl.- Δ4Yl + ΔYm.- Δ4Ym +
      ΔYn.- Δ4Yn + ΔYo.- Δ4Yo

ΔP42 =      ΔPl + ΔPm + ΔPn + ΔPo.

ΔZ42 =      ΔZl + ΔZm + ΔZn + ΔZo.

1. If Y42 - α(P42 - ΔP42) => 0, Y41- α(P41 - ΔP41) => 0,
   and γ4(P41 - ΔP41) < (P42 - ΔP42), then ΔY42 = Y42 -
   αγ4(P41 - ΔP41) and ΔY41 = Y41 - α(P41 -
   ΔP41).
2. If Y42 - α(P42 - ΔP42) => 0,
   Y41 - α(P41 - ΔP41) => 0, and γ4(P41 - ΔP41) => (P42
   - ΔP42), then ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).
3. If Y42 - α(P42 - ΔP42) < 0, Y41 - α(P41 - ΔP41) => 0,
   and Y41 - α(P41 - ΔP41) => Y41 - (Y42/γ4), then ΔY42
   = Y42 - αγ4(P41 - ΔP41) and ΔY41 = Y41 - α(P41
   - ΔP41).
4. If Y42 - α(P42 - ΔP42) < 0, Y41 - (Y42/γ4) => 0, and Y41 -
   α(P41 - ΔP41) <= Y41 - (Y42/γ4), then ΔY42 = 0 and
   ΔY41 = Y41 - (Y42/γ4).
5. If Y41 - α(P41 - ΔP41) < 0, Y41 - (Y42/γ4) < 0, and Y42 -
   α(P42 - ΔP42) <= Y42 - (γ4Y41), then ΔY42 = Y42 -
   (γ4Y41) and ΔY41 = 0.
6. If Y41 - α(P41 - ΔP41) < 0, Y42 - α(P42 - ΔP42) => 0,
   and Y42 - α(P42 - ΔP42) => Y42 - (γ4Y41), then ΔY42 =
   Y42 - α(P42 - ΔP42) and ΔY41 = Y41 - (α/γ4)(P42
   - ΔP42).

ΔYj = Δ4Yj + [(Yj - Δ4Yj )/Y41 ] ΔY41

ΔYk = Δ4Yk + [(Yk - Δ4Yk )/Y41 ] ΔY41

ΔYl = Δ4Yl + [(Yl - Δ4Yl )/Y42 ] ΔY42

ΔYm = Δ4Ym + [(Ym - Δ4Ym )/Y42 ] ΔY42

ΔYn = Δ4Yn + [(Yn - Δ4Yn )/Y42 ]Δ Δ42

ΔYo = Δ4Yo + [(Yo - Δ4Yo )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y42 -  ΔY42 ) to (Y41 - ΔY41 ) equal to
      γ4 after taking account of the allocation  Realized Losses and the distributions  that  will be made  through  the end of the  Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y42 - ΔY42
      ) and whose denominator is the sum of (Y42 - ΔY42) and (Z42 -
      ΔZ42) and (b) the fraction whose numerator is (Y41 - ΔY41) and whose denominator is the sum of (Y41 - ΔY41) and (Z41 - ΔZ41)
      as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of ClassY
Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of ΔY41 among ΔYj, and ΔYk or
ΔY42 among ΔYl, ΔYm, ΔYn and ΔYo cannot be
achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm,
ΔYn, and ΔYo, as so defined is greater than the related one of
ΔPj, ΔPk, ΔPl, ΔPm, ΔPn, and ΔPo, such an
allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl <
ΔPl, ΔYm < ΔPm, ΔYn < ΔPn and ΔYo <
ΔPo.

V. If R<=K%, make the following additional definitions:

Δ5Yj =      0,

Δ5Yk =      0,                                              if R52< r52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/ { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%=>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl },                      if R52=>
      r52 and M%>R52=>L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )/(R52 - K%),                  if
      R52=> r52 and N%>R52=>M%;

Δ5Yl =      0,                                              if R52< r52
      and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yl/ { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo },                        if R52< r52
      and K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/ { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym },             if
      R52=> r52 and N%>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl },                if R52=> r52 and
      K%>R52=>L%;

      0,                                              if R52=> r52 and R52<L%.

Δ5Ym =      0,                                              if R52< r52
      and R52=>O%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo }, if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/ { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%>R52=>M%;

      0,                                              if R52=> r52 and R52<M%.

Δ5Yn =      0,                                              if R52< r52
      and R52=>P%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/ { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo }, if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yn/ { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      0,                                              if R52=> r52 and R52<N%.

Δ5Yo =      (R52- r52)( Yk + Yl + Ym + Yn + Yo)/(R52 - O%),
      if R52< r52 and N%<=R52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/ { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo }, if R52< r52 and
      K%<=R52<L%;

      0,                                              if R52=> r52.

Δ5Yj, Δ5Yk, Δ5Yl, Δ5Ym, Δ5Yn, and Δ5Yo are
      numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo, and 0 such that:
            {J%(Yj - Δ5Yj )}/
                  ( Yj - Δ5Yj )
            = R51;
      and
            { K%( Yk.- Δ5Yk) + L%( Yl.- Δ5Yl) + M%( Ym.- Δ5Ym)
      + N%( Yn.- Δ5Yn) + O%(Yo - Δ5Yo ) }/
                  (Yk.- Δ5Yk + Yl.- Δ5Yl + Ym.- Δ5Ym + Yn.-
      Δ5Yn + Yo - Δ5Yo)
            = R52.

Y51 =       Yj - Δ5Yj

P51 =       Pj

Z51 =       Zj

ΔY51 =      ΔYj - Δ5Yj

ΔP51 =      ΔPj

ΔZ51 =      ΔZj

Y52   = Yk.- Δ5Yk + Yl.- Δ5Yl + Ym.- Δ5Ym + Yn.- Δ5Yn +
      Yo - Δ5Yo.

P52 =       Pk + Pl + Pm + Pn + Po.

Z52 =       Zk + Zl + Zm + Zn + Zo.

ΔY52 =      ΔYm.- Δ5Ym + ΔYn.- Δ5Yn + Yo.-
      Δ5Yo + ΔYp.- Δ5Yp + ΔYq.- Δ5Yq

ΔP52 = ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ52 = ΔZm + ΔZn + ΔZo + ΔZp + ΔZq.

1. If Y52 - α(P52 - ΔP52) => 0, Y51- α(P51 - ΔP51) => 0,
   and γ5(P51 - ΔP51) < (P52 - ΔP52), then ΔY52 = Y52 -
   αγ5(P51 - ΔP51) and ΔY51 = Y51 - α(P51 -
   ΔP51).
2. If Y52 - α(P52 - ΔP52) => 0,
   Y51 - α(P51 - ΔP51) => 0, and γ5(P51 - ΔP51) => (P52
   - ΔP52), then ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).
3. If Y52 - α(P52 - ΔP52) < 0, Y51 - α(P51 - ΔP51) => 0,
   and Y51 - α(P51 - ΔP51) => Y51 - (Y52/γ5), then ΔY52
   = Y52 - αγ5(P51 - ΔP51) and ΔY51 = Y51 - α(P51
   - ΔP51).
4. If Y52 - α(P52 - ΔP52) < 0, Y51 - (Y52/γ5) => 0, and Y51 -
   α(P51 - ΔP51) <= Y51 - (Y52/γ5), then ΔY52 = 0 and
   ΔY51 = Y51 - (Y52/γ5).
5. If Y51 - α(P51 - ΔP51) < 0, Y51 - (Y52/γ5) < 0, and Y52 -
   α(P52 - ΔP52) <= Y52 - (γ5Y51), then ΔY52 = Y52 -
   (γ5Y51) and ΔY51 = 0.
6. If Y51 - α(P51 - ΔP51) < 0, Y52 - α(P52 - ΔP52) => 0,
   and Y52 - α(P52 - ΔP52) => Y52 - (γ5Y51), then ΔY52 =
   Y52 - α(P52 - ΔP52) and ΔY51 = Y51 - (α/γ5)(P52
   - ΔP52).

ΔYj = Y51

ΔYk = Δ5Yk + [(Yk - Δ5Yk )/Y51 ] ΔY52

ΔYl = Δ5Yl + [(Yl - Δ5Yl )/Y51 ] ΔY52

ΔYm = Δ5Ym + [(Ym - Δ5Ym )/Y52 ] ΔY52

ΔYn = Δ5Yn + [(Yn - Δ5Yn )/Y52 ] ΔY52

ΔYo = Δ5Yo + [(Yo - Δ5Yo )/Y52 ] ΔY52

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y52 -  ΔY52  ) to (Y51 -  ΔY51  ) equal to γ5 after taking account of the allocation  Realized  Losses and the distributions  that will be made through the end of the Distribution
      Date to which such  provisions  relate and assuring  that the  Principal
      Reduction  Amount  for  each  of the  Class YAA,  Class YBB,  Class YCC,
      Class YDD,   Class YEE,   Class YFF,  Class ZAA,  Class ZBB,  Class ZCC,
      Class ZDD,  Class ZEE  and  Class ZFF  Certificates  is greater  than or equal to zero for such Distribution Date;
2.    Making the Class YAA  Principal  Balance less than or equal to 0.0005 of
      the  sum  of  the  Class YAA  and  Class ZAA  Principal  Balances,   the
      Class YBB  Principal  Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances,  the Class YCC Principal
      Balance  less than or equal to 0.0005  of the sum of the  Class YCC  and
      Class ZCC Principal Balances,  the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD  and Class ZDD  Principal
      Balances,  the Class YEE  Principal Balance less than or equal to 0.0005 of the sum of the  Class YEE and  Class ZEE  Principal  Balances and the
      Class YFF  Principal  Balance less than or equal to 0.0005 of the sum of the  Class YFF  and  Class ZFF  Principal  Balances  in each case  after giving effect to allocations of Realized Losses and  distributions to be made through the end of the  Distribution  Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y52 - ΔY52
      ) and whose denominator is the sum of (Y52 -ΔY52) and (Z52 -
      ΔZ52) and (b) the fraction whose numerator is (Y51 - ΔY51) and whose denominator is the sum of (Y51 - ΔY51) and (Z51 - ΔZ51)
      as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of ClassY
Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocations of ΔY52 among ΔYk, ΔYl, and ΔYm,
ΔYn, and ΔYo cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm, ΔYn and ΔYo, as so defined is
greater than the related one of ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, and ΔPo, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj,
ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm, ΔYn <
ΔPn and ΔYo < ΔPo.

      (2) For any Distribution Date the amounts by which the principal balances of the Class Y7A and Class Y7B Certificates respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group 5A and Group 5B determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The
Principal Reduction Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y Principal Reduction
Amounts" set forth below (the "Generic Solution") by making identifications among the actual Groups and their related Class Y and Class Z Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z Certificates as follows:

A. Determine which Group has the lower Group Interest Rate. That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and Class ZAA
Certificates. The Group Interest Rate for that Group will be identified with J%.
If the two Groups have the same Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A and B of this definition.

B. Determine which Group has the higher Group Interest Rate. That Group will be identified with Group BB and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class BB and Class ZBB
Certificates. The Group Interest Rate for that Group will be identified with K%.
If the two Groups have the same Group Interest Rate the Group not selected pursuant to paragraph A, above, will be selected for purposes of this paragraph
B.

Second, apply the Generic Solution set forth below to determine the Class Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

Generic Solution for the Class Y Principal Reduction Amounts:

For any Distribution Date, the amounts by which the principal balances of the
Class YAA and Class YBB Certificates respectively will be reduced on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

J% and K% represent the interest rates on Group AA and Group BB respectively.
J%<K%.

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PJB   = the Group AA Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB   = the Group BB Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

Yj    = the Class YAA Principal Balance after distributions on the prior
      Distribution Date.

Yk    = the Class YBB Principal Balance after distributions on the prior
      Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

Zj    = the Class ZAA Principal Balance after distributions on the prior
      Distribution Date.

Zk    = the Class ZBB Principal Balance after distributions on the prior
      Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

Pj    = the aggregate Class Principal Balance of the Class YAA and Class ZAA
      Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by the Group AA Class P principal balance, if any, and the Class R
      Principal Balance, if applicable.

Pk    = the aggregate Class Principal Balance of the Class YBB and Class ZBB
      Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans reduced by the Group BB Class P principal balance, if any and Class R
      Principal Balance, if applicable.

ΔPj = the aggregate principal reduction resulting on such Distribution
      Date on the Group AA Loans as a result of principal distributions
      (exclusive of any amounts distributed pursuant to clauses (c)(i) or
      (c)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group AA Class P
      Certificates or the Class R Certificates, if applicable, which is equal to the aggregate of the Class YAA and Class ZAA Principal Reduction Amounts.

ΔPk= the aggregate principal reduction resulting on such Distribution Date on the Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (c)(i) or (c)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, reduced by the portion, if any, of such reduction allocable to any Group BB Class P Certificates or the
      Class R Certificates, if applicable, which is equal to the aggregate of the Class YBB and Class ZBB Principal Reduction Amounts.

α = .0005

γ = (R - J%)/(K% - R). γ is a non-negative number unless its denominator is zero, in which event it is undefined.

If γ is zero, ΔYk = Yk and ΔYj = (Yj/Pj)ΔPj.

If γ is undefined, ΔYj = Yj, ΔYk = (Yk/Pk)ΔPk.

In    the remaining situations, ΔYk and ΔYj shall be defined as
      follows:

7. If Yk - α(Pk - ΔPk) => 0, Yj- α(Pj - ΔPj) => 0, and
   γ (Pj - ΔPj) < (Pk - ΔPk), ΔYk = Yk - αγ
   (Pj - ΔPj) and ΔYj = Yj - α(Pj - ΔPj).
8. If Yk - α(Pk - ΔPk) => 0, Yj - α(Pj - ΔPj) => 0, and
   γ (Pj - ΔPj) => (Pk - ΔPk), ΔYk = Yk - α(Pk -
   ΔPk) and ΔYj = Yj - (α/γ)(Pk - ΔPk).
9. If Yk - α(Pk - ΔPk) < 0, Yj - α(Pj - ΔPj) => 0, and
   Yj - α(Pj - ΔPj) => Yj - (Yk/γ), ΔYk = Yk -
   αγ (Pj - ΔPj) and ΔYj = Yj - α(Pj - ΔPj).
10. If Yk - α(Pk - ΔPk) < 0, Yj - (Yk/γ) => 0, and Yj -
   α(Pj - ΔPj) <= Yj - (Yk/γ), ΔYk = 0 and ΔYj =
   Yj - (Yk/γ).
11. If Yj - α(Pj - ΔPj) < 0, Yj - (Yk/γ) < 0, and Yk -
   α(Pk - ΔPk) <= Yk - (γYj), ΔYk = Yk - (γYj) and
   ΔYj = 0.
12. If Yj - α(Pj - ΔPj) < 0, Yk - α(Pk - ΔPk) => 0, and
   Yk - α(Pk - ΔPk) => Yk - (γYj), ΔYk = Yk - α(Pk
   - ΔPk) and ΔYj = Yj - (α/γ)(Pk - ΔPk).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

4.    Making the ratio of Yk to Yj equal to γ after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB,
      Class ZAA and Class ZBB Certificates is greater than or equal to zero for such Distribution Date;
5.    Making (i) the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances and (ii) the
      Class YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate;
      and
6.    Making the larger of (a) the fraction whose numerator is Yk and whose denominator is the sum of Yk and Zk and (b) the fraction whose numerator is Yj and whose denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of ClassY
Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related Class P Certificates and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related Class P Certificates, (ii) to the related Class X Certificates and (iii)
in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.